Other Income (Expense), Net	6 Months Ended
Mar. 31, 2024
Other Income (Expense), Net [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 18 – OTHER INCOME (EXPENSE), NET

Other income (expense), net for the six months ended March 31, 2024 and 2023 consisted of the following:

	For the Six Months Ended March 31,
	2024	2023
Government grants	$584,671	$333,999
Rental income	67,232	-
Other net miscellaneous income (expenses)	(23,708)	77,763
Total	$628,195	$411,762